UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2021

Reliant Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	001-37391	37-1641316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	RBNC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) (this “Amendment”) is being filed by Reliant Bancorp, Inc. (the “Company”) to amend the Current Report on Form 8-K filed by the Company on May 17, 2021 (the “Original Form 8-K”). The Company is filing this Amendment solely for the purpose of disclosing the Company’s decision with respect to the frequency of future non-binding shareholder advisory votes on named executive officer compensation. This Amendment does not amend, modify, or supplement the Original Form 8-K in any other respect.

Item 5.07          Submission of Matters to a Vote of Security Holders.

(d)       As previously reported in the Original Form 8-K, at the 2021 annual meeting of Company shareholders held on May 13, 2021 (the “Annual Meeting”), the Company’s shareholders voted, on a non-binding, advisory basis, on the frequency with which Company shareholders should have future non-binding, advisory votes on the compensation of the Company’s named executive officers. A majority of the shares voted on this proposal at the Annual Meeting were voted in favor of shareholders having a non-binding, advisory vote on named executive officer compensation every year (as opposed to every two years or every three years), which was consistent with the recommendation of the Company’s board of directors in the definitive proxy statement for the Annual Meeting (the “Proxy Statement”). In light of this shareholder vote and consistent with its recommendation in the Proxy Statement, the Company’s board of directors has determined that the Company will hold a non-binding shareholder advisory vote on named executive officer compensation annually until the next required vote on the frequency of future non-binding shareholder advisory votes on named executive officer compensation. The Company is required to hold a non-binding, advisory vote on the frequency of future shareholder advisory votes on named executive officer compensation no less frequently than every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

Date: June 28, 2021
/s/ DeVan Ard, Jr.
DeVan Ard, Jr.
Chairman and Chief Executive Officer